Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Preferred stock par value (in Dollars per share)	$ 0.00001	$ 0.00001
Preferred stock, shares authorized	100,000,000	100,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, authorized	500,000,000	500,000,000
Common stock, par value (in Dollars per share)	$ 0.00001	$ 0.00001
Common stock, issued	291,347,036	113,072,632
Common stock, outstanding	291,347,036	113,072,632